Exhibit 10.21

January 16, 2017

Development Yangtze River

41-43 John Street, # 2A

New York, NY 10038

Re: Month-to-Month Extension of Market/Non-Regulated Lease

The owner hereby notifies you that your lease will expire on 03/31/18

Dear tenants:

This office serves as the managing agent for the above referenced premises.

Your Current Rent: $7395.00

We hereby offer you a one year extension on your lease effective 04/01/18 through 03/31/19 at the rate $7395.00 per month. (Same Rate)

If you have any questions, please call Rose Dass (212)-206-6036

Please indicate your decision below and forward this letter to our office by return mail. A countersigned copy will be returned to you for your records. Pursuant to your lease you are required to notify the owner 60 days before lease expiration whether or not you are going to renew the lease.

I accept said offer:		I do not accept and will vacate on:

Signature		Signature
1/29/18

TIME EQUITIES, INC.	55 Fifth Avenue, New York, NY 10003-4398
55 FIFTH AVE. — 15TH FL.	Phone: 212-206-6000 ♦ Fax: 212-206-6113
NEW YORK, NY 10003	WWW.TIMEEQUITIES.COM